                                 SCHEDULE 14A
                                (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                     PROXY STATEMENT PURSUANT TO SECTION 14(a)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

                             [AMENDMENT NO.........]

    Filed by the Registrant / X /
    Filed by a Party other than the Registrant  /  /

    Check the appropriate box:

    /   /  Preliminary Proxy Statement
    /   /  Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
    / X /  Definitive Proxy Statement
    /   /  Definitive Additional Materials
    /   /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                             PUROFLOW INCORPORATED
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              Puroflow Incorporated
                              Reuben M. Siwek, Esq.
                                Michael H. Figoff
                                 Robert A. Smith
                             Dr. Tracy Kent Pugmire

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/ X /  No fee required.
/   /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)  Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

       2)  Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------

       4)  Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

       5)  Total fee paid:

       ------------------------------------------------------------------------

/   /  Fee paid previously with preliminary materials.

/   /  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1)  Amount previously paid:

       ------------------------------------------------------------------------

       2)  Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------

       3)  Filing Party:

       ------------------------------------------------------------------------

       4)  Date Filed:

       ------------------------------------------------------------------------

[LETTERHEAD OF                          16559 Saticoy Street, Van Nuys, CA 91406
 PUROFLOW INCORPORATED]                 (818) 756-1388        FAX (818) 779-3902




                                        September 3, 1999
To Our Stockholders:

     On behalf of your Company's Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders to be held on October 13, 1999, at 10:00 a.m., local time, at the offices of the Company at 16559 Saticoy Street, Van Nuys, California 91406.

     The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended January 31, 1999 is included with this mailing.

     As you are aware, your Board of Directors is engaged in a proxy contest since The Full Value Committee, a group formed by Steel Partners and Warren Lichtenstein, is seeking to replace your Board of Directors with its own candidates. During the last several weeks, we have tried to negotiate a fair and reasonable compromise with Steel Partners in order to avoid the costly expense and disruption of a proxy contest. Steel Partners, however, has refused to agree to terms we believed were fair and equitable. These terms included three seats on an expanded seven member Board of Directors, a representation exceeding Steel Partners' percentage interest in the Company.

    Your Board of Directors is working hard to enhance stockholder value and improve the Company's fortunes. I urge you NOT to sign or return the gold proxy card sent to you by The Full Value Committee.

    Regardless of whether you plan to attend the Annual Meeting, I urge you to support your Board of Directors by completing and returning the enclosed WHITE proxy card today. Even if you have already returned The Full Value Committee's gold proxy card, I urge you to sign, date and promptly mail the enclosed WHITE proxy card, since only your latest dated proxy counts. You may revoke your proxy and vote in person if you decide to attend the Annual Meeting.

    We appreciate your continued support.

                                        Cordially,

                                        PUROFLOW INCORPORATED

                                        /s/ Michael H. Figoff
                                        Michael H. Figoff
                                        President and Chief Executive Officer

                             PUROFLOW INCORPORATED
                             16559 SATICOY STREET
                          VAN NUYS, CALIFORNIA  91406

                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               OCTOBER 13, 1999

To the Stockholders of PUROFLOW INCORPORATED:


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Puroflow Incorporated, a Delaware corporation (the "Company"), will be held at the offices of the Company, on October 13, 1999, at 10:00 a.m., local time, or any adjournment or postponement thereof, for the following purposes, all as more fully described in the attached Proxy
Statement:

     1. To elect four directors to serve for a term of one year and until their respective successors are duly elected and qualified.

     2. To ratify the appointment by the Company's Board of Directors of Rose, Snyder & Jacobs, certified public accountants, as independent auditors of the Company for the fiscal year ending January 31, 2000, and to authorize the Board of Directors to fix their remuneration.

     3. To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

     Only stockholders of record at the close of business on August 30, 1999 shall be entitled to notice of and to vote at the Annual Meeting. A copy of the Company's Annual Report for the fiscal year ended January 31, 1999 is enclosed.

     The Board of Directors appreciates and welcomes stockholder participation in the Company's affairs. You are earnestly requested to complete, sign, date and return the accompanying form of WHITE proxy card in the enclosed envelope provided for that purpose (to which no postage need be affixed if mailed in the United States), whether or not you expect to attend the Annual Meeting in person. The WHITE proxy card is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the Annual Meeting. The prompt return of the WHITE proxy card will be of assistance in preparing for the Annual Meeting and your cooperation in this respect will be greatly appreciated.

                                  By Order of the Board of Directors



                                  Sandy Yoshisato
                                  Corporate Secretary


Van Nuys, California
September 3, 1999

-------------------------------------------------------------------------------
                YOUR VOTE IS IMPORTANT.  TO VOTE YOUR SHARES,
                 PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED
                    WHITE PROXY CARD AND MAIL IT PROMPTLY
                       IN THE ENCLOSED RETURN ENVELOPE.
-------------------------------------------------------------------------------

                             PUROFLOW INCORPORATED
                             16559 SATICOY STREET
                          VAN NUYS, CALIFORNIA  91406

                       ________________________________

                                PROXY STATEMENT
                          OF THE BOARD OF DIRECTORS
                                    FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON OCTOBER 13, 1999

                       ________________________________

                                 INTRODUCTION

     This Proxy Statement and the accompanying WHITE proxy card are being furnished to the stockholders of Puroflow Incorporated, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use in voting at the Annual Meeting of Stockholders to be held at the offices of the Company, 16559 Saticoy Street, Van Nuys, California 91406, on October 13, 1999 at 10:00 a.m., local time (together with any and all adjournments or postponements thereof, the "Annual Meeting"). This Notice of Annual Meeting and Proxy Statement, together with the accompanying WHITE proxy card and Annual Report to Stockholders of the Company for the fiscal year ended January 31, 1999 (including the financial statements contained therein), are first being mailed or delivered to stockholders of the Company on or about September 3, 1999.

                                PARTICIPANTS

     This Proxy Statement and the accompanying WHITE proxy card are being furnished to the stockholders of the Company by the Company and its Board of Directors in opposition to a solicitation made or to be made by The Full Value Committee, which was organized by Steel Partners II, L.P. ("Steel Partners"). For additional information regarding Steel Partners and The Full Value Committee, see "Security Ownership of Certain Beneficial Owners and Management," "Litigation" and "Other Matters." The members of the Board of Directors are Reuben M. Siwek, Michael H. Figoff, Robert A. Smith and Dr. Tracy Kent Pugmire. For more information regarding the participants in this solicitation, see "Proposal 1: Election of Directors" and "Additional Information."

                             QUORUM AND VOTING

AGENDA FOR MEETING

     At the Annual Meeting, the holders of outstanding shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") will be asked to consider and vote upon: (i) the election of four directors to serve for a term of one year and until their respective successors are duly elected and qualified ("Proposal 1"); (ii) the appointment of Rose, Snyder & Jacobs, certified public accountants, as independent auditors of the Company for the fiscal year ending January 31, 2000 ("Proposal 2"); and (iii) such other proposals as may properly be presented for the Annual Meeting.

RECORD DATE

     The record date for the Annual Meeting is August 30, 1999. Only stockholders of record as of the close of business on that date are entitled to notice of and to vote at the Annual Meeting.

VOTING STOCK

     The only class of stock entitled to be voted at the Annual Meeting is the Company's Common Stock. At the close of business on the record date, there were 8,100,321 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, and the holders of these shares will be entitled to one vote per share.

QUORUM

     The By-laws of the Company provide that holders of more than 50% of the shares outstanding and entitled to vote must be represented at the Annual Meeting either in person or by proxy.

ADJOURNED MEETING

     If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

TABULATION OF VOTES

     The votes will be tabulated and certified by an independent inspector of election appointed by the Company or by the Company's transfer agent.

VOTING BY STREET NAME HOLDERS

     If you are the beneficial owner of shares held in "street name" by a broker, firm, bank, bank nominee or other institution (each a "Broker") on the record date, the Broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the Broker, the Broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items, such as in connection with the election of directors (in which case, the shares will be treated as "broker non-votes"). Accordingly, please contact the Broker responsible for your account and instruct that Broker as to how you would like your shares to be voted and to execute on your behalf the WHITE proxy card. The Company urges you to confirm your instructions in writing to the Broker responsible for your account and to provide a copy of such instructions to the Company, c/o MacKenzie Partners, Inc. who is assisting in this solicitation, at the address and telephone numbers set forth below, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

     If you have any questions regarding your proxy, or need assistance in voting your shares, please call:

              MacKenzie Partners, Inc.
              156 Fifth Avenue
              New York, New York 10010
              Call toll-free:  (800) 332-2885 or (212) 929-5500

ABSTENTIONS AND BROKER NON-VOTES

     If you ABSTAIN from voting on one or more proposals, your shares will nevertheless be included in the number of shares represented for purposes of determining whether a quorum is present. If you ABSTAIN from voting on Proposal 2 (Ratification of Independent Auditors), your shares will also be included in the number of shares voting on the proposal and, consequently, your abstention will have the same practical effect as a vote AGAINST the proposal. Because directors are elected by a plurality of the votes (see "Proposal 1-Election of Directors" below), an abstention will have no effect on the outcome of the vote on Proposal 1 and, thus, is not offered as a voting option for that proposal.


    If your shares are treated as broker non-votes on one or more proposals, they will nevertheless be included in the number of shares represented for purposes of determining whether a quorum is present. A broker non-vote with respect to Proposal 1 (Election of Directors) will have no effect on the outcome of the vote on that proposal. Since the ratification of independent auditors requires the affirmative vote of a majority of the shares outstanding (see "Proposal 2-Ratification of Independent Auditors" below), a broker non-vote with respect to Proposal 2 will have the same practical effect as a vote AGAINST that proposal.

RETURNING YOUR PROXY CARD

     A proxy will not be valid unless the completed enclosed WHITE proxy card is received by the Company, c/o MacKenzie Partners, Inc., 156 Fifth Avenue, New York, New York 10010, prior to commencement of the Annual Meeting. If the enclosed WHITE proxy card is properly executed and returned to the Company, then your shares will be voted in accordance with the instructions contained therein.

     Any stockholder who executes and returns a proxy may revoke it at any time before it is voted at the Annual Meeting by: (i) delivering written notice of such revocation to the Company (attention: Corporate Secretary) prior to the commencement of the Annual Meeting; (ii) submitting a duly executed proxy bearing a later date which relates to the same shares; or
(iii) attending and voting such shares at the Annual Meeting. Mere attendance at the Annual Meeting will not, in and of itself, revoke an otherwise valid proxy.

     Whether or not you attend the Annual Meeting, your vote is urgent. Accordingly, you are urged to sign and return the accompanying WHITE proxy card regardless of the number of shares you own. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

DEFAULT VOTING

     If you submit a WHITE proxy card but do not indicate any voting instructions, your shares will be voted as follows:

     -- Proposal 1 (Election of Directors) -- FOR all nominees

     -- Proposal 2 (Ratification of Independent Auditors) -- FOR

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted in accordance with the discretion of the holders of the proxy.

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information as of August 30, 1999 regarding the beneficial ownership of Common Stock by (A) each person known by the Company to own beneficially more than five percent of the Common Stock, (B) each director and director nominee of the Company, (C) each of the "Named Executive Officers" (as defined in "Executive Compensation--Summary Compensation Table"), and (D) all executive officers, directors and director nominees of the Company as a group. Unless otherwise indicated, the address of each person named in the table below is c/o Puroflow Incorporated, 16559 Saticoy Street, Van Nuys, California 91406.



                                           NUMBER OF SHARES        PERCENTAGE
                                             BENEFICIALLY         BENEFICIALLY
NAME                                           OWNED(1)              OWNED
----                                       ----------------       ------------
Steel Partners II, L.P.                      1,406,000(2)            17.3%
Reuben M. Siwek**                              570,250(3)             7.0%
David S. Nagelberg                             459,350(4)             5.7%
Michael H. Figoff**                            355,000(5)             4.3%
George Solymar                                 334,650(6)             4.1%
Robert A. Smith**                              238,000(7)             2.9%
Dale Livingston                                211,800(8)             2.6%
Dr. Tracy Kent Pugmire**                        40,000(9)              *
Wayne Conner                                    32,000(10)             *
All directors, director nominees and
 executive officers as a group
 (six persons)                               1,447,050               17.5%

--------------


*    Less than 1%.

**   Denotes nominee for election as director.

(1) As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (i) the power to vote, or direct the voting of, such security or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days of the date shown above.


(2) According to a Schedule 13D, and the amendments thereto, filed with the Commission by Steel Partners, Steel Partners and certain of its affiliates claim to beneficially own 17.57% of the Company's outstanding shares of Common Stock. The Company believes, based upon its records of the number of shares outstanding, that Steel Partners owns 17.3% of the Company's outstanding shares of Common Stock. The business address of Steel Partners is 750 Lexington Avenue, 27th Floor, New York, New York 10020.


(3) Includes (a) options to purchase 44,000 shares of Common Stock, all of which are fully vested, and (b) 70,000 shares of Common Stock owned by Mr. Siwek's spouse. Mr. Siwek disclaims beneficial ownership of the shares owned by his spouse.

(4) Based upon a Schedule 13G filed with the Commission by Mr. Nagelberg. Includes 99,250 shares owned by The Nagelberg Family Trust over which Mr. Nagelberg and his spouse, as trustees, share voting and dispositive power. The business address of Mr. Nagelberg is c/o M.H. Meyerson & Co., Inc., P.O. Box 2142, Rancho Santa Fe, California 92067-2142.

(5) Includes (a) options to purchase 44,000 shares of Common Stock, all of which are fully vested, and (b) 8,000 shares of Common Stock owned by Mr. Figoff's spouse. Mr. Figoff disclaims beneficial ownership of the shares owned by his spouse.

(6) The business address of Mr. Solymar is 2203 Crescent Avenue, Montrose, California 91020.

(7) Includes (a) options to purchase 28,000 shares of Common Stock, all of which are fully vested, and (b) 10,000 shares of Common Stock owned jointly by Mr. Smith and his spouse.

(8) Includes options to purchase 23,000 shares of Common Stock, all of which are fully vested.

(9) Includes options to purchase 19,000 shares of Common Stock, all of which are fully vested.

(10) Includes options to purchase 12,000 shares of Common Stock, all of which are fully vested.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Directors of the Company are elected annually at the annual meeting of stockholders. Their respective terms of office continue until their successors have been duly elected and qualified in accordance with the Company's By-laws. There are no family relationships among any of the directors or executive officers of the Company. The Company's Board of Directors currently consists of four directors. At the Annual Meeting, four directors are to be elected to serve for a term of one year and until their respective successors are duly elected and qualified.

     The designated representatives named in the enclosed proxy intend to vote for the election to the Board of Directors of each of the four nominees named below to serve until the 2000 Annual Meeting of Stockholders and until their successors shall be duly elected and qualified, unless the proxy is marked to expressly indicate otherwise. Should any of such nominees be unable or unwilling to accept such election (which the Board of Directors does not anticipate), then the designated representatives named in the enclosed proxy will vote for the election of such other persons as the Board of Directors may recommend. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     The following persons have been nominated as directors:


     REUBEN M. SIWEK, 79, has served as Chairman of the Board of Directors of the Company since January 1992, and as a member of the Board of Directors since January 1982. Mr. Siwek is a self-employed attorney and has practiced law for more than 48 years. Mr. Siwek has also been certified public accountant for more than 55 years.


     MICHAEL H. FIGOFF, 56, has served as President and Chief Executive Officer and Director of the Company since May 1995. Mr. Figoff joined the Company in 1988 and has previously served as its Executive Vice President and Director of Marketing. Prior to joining the Company, Mr. Figoff served in various capacities with Lockheed Martin, Textron, Fairchild and Ferranti International.


     ROBERT A. SMITH, 58, has served as a Directors of the Company since July 1994. Mr. Smith has been President of Microsource Inc., a subsidiary of Giga-tronics, since October 1998. Previously, Mr. Smith served as President of the Industrial Products Group of Haskel International Inc. from February 1995 to January 1998; President and Chief Executive Officer of Industrial Tools Inc. from January 1994 to February 1995; President of Engineered Filtration Company from October 1992 to January 1994; President of Puroflow Corporation, a wholly-owned subsidiary of the Company, from February 1991 to October 1992; and President of RTS Systems Incorporated from May 1988 to February 1991, when the company was acquired by Telex Communications, Inc. Mr. Smith served as President of Purolator Technologies Inc. from 1980 to 1988 and served as General Manager of the Filter Division of HR Textron Inc. from 1964 to 1980.

     DR. TRACY KENT PUGMIRE, 68, has served as a Director of the Company since June 1991. Since April 1992, Dr. Pugmire has served as an independent technical consultant. Dr. Pugmire currently provides consulting services to Spincraft, a Division of Standex International, and is involved with the design and fabrication of the X-33 and X-34 rocket vehicles. Previously, Dr. Pugmire was Executive Vice President of ARDE Inc. and worked as a Program Manager for several companies, including TRW Space Systems Division, Technion Inc., AVCO Missile and Space Systems (now a division of Textron), General Electric Space Sciences Laboratory, and Boeing Propulsion and Mechanical Systems Department.


VOTE REQUIRED

     Approval of Proposal 1 to elect four directors requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The Board of Directors recommends that stockholders vote FOR each of the four nominees listed above.

INFORMATION CONCERNING MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES
 AND DIRECTOR COMPENSATION

     The business affairs of the Company are managed under the direction of the Board of Directors. Members of the Board are informed about the Company's affairs through presentations, reports and documents distributed to them, through operating and financial reports routinely presented at meetings of the Board of Directors and committee meetings, and through other means.
In addition, directors of the Company discharge their duties throughout the year not only by attending meetings of the Board of Directors but also through personal meetings and other communications, including telephone contact with management and others regarding matters of interest and concern to the Company.

     During the fiscal year ended January 31, 1999, the Company's Board of Directors held two meetings and acted by unanimous written consent six times. Each director attended at least 75% of the Board meetings and committee meetings held during the fiscal year ended January 31, 1999.

BOARD COMMITTEES

     The Board of Directors has a standing Audit Committee, which met once during the fiscal year ended January 31, 1999, and a Compensation Committee, which met one time during the fiscal year ended January 31, 1999. The Audit and Compensation Committees do not meet on a regular basis, but only as circumstances require. The members of the Audit and Compensation Committees are appointed by the Board of Directors. The Company does not currently have a nominating committee. Nominations to the Board of Directors are made by the entire Board.

     AUDIT COMMITTEE. The Audit Committee recommends to the Board of Directors the firm to be selected each year as independent auditors of the Company's financial statements and to perform services related to such audit. The Audit Committee also has responsibility for (i) reviewing the scope and results of the audit with the independent auditors, (ii) reviewing the Company's financial condition and results of operations with management,
(iii) considering the adequacy of the internal accounting, bookkeeping and control procedures of the Company, and (iv) reviewing any non-audit services and special engagements to be performed by the independent auditors and considering the effect of such performance on the auditors' independence.
The current members of the Audit Committee are Messrs. Smith, Siwek and Dr. Pugmire. A new Audit Committee will be elected by the Board of Directors after the Annual Meeting.

     COMPENSATION COMMITTEE. The Compensation Committee recommends to the Board of Directors compensation of the Company's executive officers and other key personnel, reviews new or existing employee compensation programs and periodically reviews management perquisites and other benefits. The current members of the Compensation Committee are Messrs. Siwek and Smith. A new Compensation Committee will be elected by the Board of Directors after the Annual Meeting.

DIRECTOR COMPENSATION

     Each outside director of the Company receives a $2,500 annual fee, plus $300 for each formal meeting attended. Directors are also reimbursed for reasonable expenses actually incurred in connection with attending each formal meeting of the Board of Directors or any committee thereof. The Company's outside directors are currently Messrs. Siwek, Smith and Dr. Pugmire.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and persons who beneficially own more than 10% of the Company's Common Stock (collectively, the "Reporting Persons") to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such Common Stock. Such Reporting Persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of copies of Section 16(a) reports and representations received by the Company from Reporting Persons, and without conducting any independent investigation of its own, the Company believes that no Reporting Person failed to timely file Forms 3, 4 and 5 with the Commission during the fiscal year ended January 31, 1999.

INFORMATION CONCERNING EXECUTIVE OFFICERS

     The following table sets forth information regarding the executive officers of the Company as of August 30, 1999.



NAME                      AGE         POSITIONS WITH THE COMPANY
----                      ---         --------------------------
Michael H. Figoff          56         Director and President and Chief Executive Officer
Wayne Conner               51         Vice President of Engineering
Dale Livingston            60         Vice President of Operations



     The business experience of each of the persons listed above for at least the last five years is as follows (for biographical data concerning Mr. Figoff, see "Proposal 1--Election of Directors."):

     WAYNE CONNER has over 30 years of filtration experience and has been the Vice President of Engineering of the Company since July 1997. From 1990 to 1994, Mr. Conner served as Senior Project Engineer--New Product Development, for the Hydraulic Filter Division of Parker Hannifin Corporation. Mr. Conner has also served in various capacities with Purolator Technologies Inc.


     DALE LIVINGSTON has been the Vice President of Operations of the Company since February 1998. From August 1995 until February 1998, Mr. Livingston served as Director of Operations of the Company, and from October 1989 until August 1995, he served as Production Manager of the Company. Mr. Livingston previously served in various capacities with Parker Hannifin Corporation, Hydraulic Research/Textron, Talley Corporation, The Marquardt Company and Teleflex Control Systems.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following summary compensation table sets forth the aggregate compensation paid to or earned by the President and Chief Executive Officer of the Company and the four most highly compensated executive officers of the Company (other than the President and Chief Executive Officer) whose total annual salaries and bonuses exceeded $100,000 for the year ended January 31, 1999 (the "Named Executive Officers").

                                              ANNUAL                        LONG-TERM
                                           COMPENSATION                   COMPENSATION
                                 -----------------------------------         AWARDS
                                                                           SECURITIES
                                 FISCAL                                    UNDERLYING            ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR       SALARY($)     BONUS ($)      OPTIONS/SARs       COMPENSATION $(1)
---------------------------      ------      ---------     ---------      ------------       -----------------

Michael H. Figoff                 1999        160,875          --              --                 19,827
 President and Chief              1998        158,125          --              --                 18,559
 Executive Officer                1997        142,417          --              --                 15,975

Wayne Conner                      1999         98,458        10,000           5,000                6,469
 Vice President of                1998         91,245        10,000          10,000                5,880
 Engineering                      1997         86,000          --              --                   --

Dale Livingston                   1999         94,292         5,000           5,000                5,093
 Vice President of                1998         89,083        16,000          10,000                3,000
 Operations                       1997           --            --              --                   --

--------------

(1) Represents Company-reimbursed automobile expenses of such executive and life and disability insurance premiums paid by the Company.

OPTION/SAR GRANTS IN FISCAL YEAR

     The following table sets forth certain information concerning individual option grants during the fiscal year ended January 31, 1999 to each of the Named Executive Officers.


                           NUMBER OF       % OF TOTAL
                          SECURITIES      OPTIONS/SARs
                          UNDERLYING       GRANTED TO
                         OPTIONS/SARs     EMPLOYEES IN    EXERCISE PRICE      EXPIRATION
NAME                        GRANTED        FISCAL YEAR       PER SHARE           DATE
----                     ------------     ------------    --------------      ----------

Michael H. Figoff                0             --               --                --

Wayne Conner                 5,000           14.286           $0.81             7/9/03

Dale Livingston              5,000           14.286           $0.81             7/9/03


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

      The following table provides certain information regarding stock option ownership and exercises by the Named Executive Officers, as well as the number and assumed value of exercisable and unexercisable options held by those persons at January 31, 1999.

                          NUMBER OF
                            SHARES                       NUMBER OF SECURITIES UNDERLYING       VALUE OF UNEXERCISED IN
                           ACQUIRED          VALUE            UNEXERCISED OPTIONS/SARs          THE MONEY OPTIONS/SARs
NAME                     ON EXERCISE      REALIZED($)               AT 1/31/99                     AT 1/31/99($)(1)
----                     -----------      -----------    -------------------------------   ------------------------------
                                                           EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
                                                         --------------  ---------------   -------------  ---------------

Michael H. Figoff          100,000          25,000            44,000          11,000          $39,864         $9,966

Wayne Conner                     0            --              12,000          13,000           10,872         13,778

Dale Livingston                  0            --               9,800          13,200            8,879         11,959

___________________________

(1) Value of unexercised "in-the-money" options is equal to the difference between the closing bid price per share of the Common Stock on the OTC Bulletin Board at January 31, 1999 ($0.906) and the option exercise price per share multiplied by the number of shares subject to options.

EMPLOYMENT AGREEMENTS

     On March 1, 1993, the Company entered into an employment agreement with Michael H. Figoff pursuant to which Mr. Figoff agreed to serve as the Executive Vice President of the Company for a term of five years at an annual base salary of $95,000. Effective February 14, 1994, Mr. Figoff's annual base salary was increased to $104,500. Mr. Figoff was appointed President of the Company in February 1995, and was appointed President and Chief Executive Officer in May 1995. In April 1997, Mr. Figoff's annual base salary was increased to $165,000. On June 9, 1998, the Company extended Mr. Figoff's employment agreement for a term of five years at an annual base salary of $165,000.

1991 INCENTIVE STOCK OPTION PLAN

     In 1991, the Board of Directors adopted and the stockholders approved the 1991 Incentive Stock Option Plan (the "1991 Option Plan"). Under the 1991 Option Plan, the maximum number of shares of Common Stock that may be subject to options may not exceed an aggregate of 500,000 shares. The maximum number of shares may be adjusted in certain events, such as a stock split, reorganization or recapitalization. Employees (including officers and directors who are employees) of the Company or its subsidiaries are eligible for the grant of incentive options under the 1991 Option Plan. Directors who are not employees or officers are not eligible to receive incentive stock options, but may receive non-qualified options. Options may also be granted to other persons, provided that such options shall be non-qualified options. In the event of incentive options, the aggregate fair market value of the Common Stock with respect to which such options become first exercisable by the holder during any calendar year cannot exceed $100,000. This limit does not apply to non-qualified options. To the extent an option that otherwise would be an incentive option exceeds this $100,000 threshold, it will be treated as a non-qualified option.

     The Company will receive no monetary consideration for the grant of options under the 1991 Option Plan. In the case of an incentive option, the exercise price cannot be less than the fair market value (as defined in the 1991 Option Plan) of the Common Stock on the date the option is granted and, if an optionee is a stockholder who beneficially owns 10% or more of the outstanding Common Stock, the exercise price of incentive options may not be less than 110% of the fair market value of the Common Stock. The term of an option cannot exceed ten years and, in the case of an optionee who owns 10% or more of the outstanding Common Stock, cannot exceed five years

     The 1991 Option Plan will terminate automatically and no options may be granted more than ten years after the date the 1991 Option Plan was approved by the Board of Directors. The 1991 Option Plan may be terminated at any prior time by the Board of Directors. Termination of the 1991 Option Plan will not affect options that were granted prior to the termination date.


     As of August 30, 1999, options to purchase an aggregate of 257,500 shares of Common Stock were outstanding under the 1991 Option Plan. In addition, as of August 30, 1999, non-plan options to purchase 119,000 shares of Common Stock were also outstanding.


RECENT BOARD ACTIONS

     ADOPTION OF RIGHTS PLAN

     On May 28, 1999, the Board of Directors of the Company adopted a Stockholders Rights Plan (the "Rights Plan") because the Board of Directors believed the Company was vulnerable to hostile takeover attempts which may not be in the best interests of stockholders, including the current unsolicited and unwelcome attempt to gain control of the Company by Steel Partners, which organized The Full Value Committee. The Plan is designed to protect the Company and its stockholders from the coercive and unfair tactics often employed in hostile takeover attempts, such as unsolicited offers to acquire the Company, including offers that do not treat all stockholders equally, the acquisition in the open market of shares constituting control without offering fair value to all stockholders, and other coercive or unfair takeover tactics that could impair the Board's ability to represent stockholders' interests fully. The Plan seeks to ensure that any attempt to acquire stock in the Company would take place under circumstances where the Board of Directors could attempt to secure the best available price and structure a transaction which would most benefit all of the Company's stockholders.

     The Plan provides for a dividend distribution of one right (collectively, the "Rights") to stockholders of record on June 7, 1999 to purchase shares of a new series of preferred stock (or, in certain circumstances, common stock or other consideration) at a heavily discounted rate.


     The Rights become exercisable if, after May 28, 1999, a stockholder or stockholder group becomes the beneficial owner of 17.5% or more of the outstanding shares of Common Stock of the Company, or ten days after the announcement of a tender offer intended to achieve beneficial ownership totaling 17.5% or more of the Company, provided certain other conditions are met. The Board of Directors selected a beneficial ownership threshold of 17.5% of the outstanding shares of Common Stock of the Company as the triggering point for the Rights because it believed that 17.5% was within the range of ownership percentages typically chosen by other companies in similar rights plans. In addition, the Board of Directors adopted the 17.5% threshold, and not a lower threshold, because according to the Company's records, Steel Partners at the time already owned 16.5% of the Company's outstanding shares of Common Stock (Steel Partners currently owns 17.3% of the Common Stock), and the Board did not want the Plan to become immediately triggered upon its adoption.


     The Rights are available to be exercised by all stockholders, except for the directors of the Company and the stockholder or stockholder group beneficially owning 17.5% or more of the Company's outstanding shares of Common Stock.

     The Rights may have certain negative effects, including a reduction in the trading value of the Common Stock. In addition, the Rights have certain anti-takeover effects but will not prevent a takeover of the Company. The Rights may deter an attempt to acquire the Company in a manner or on terms that the Board of Directors determines not to be in the best interests of the stockholders, even if such terms include a premium for the Common Stock and are favored by some or a majority of stockholders. The Rights should not interfere with a negotiated merger or other business combination approved by the Board of Directors since the Company may redeem the Rights for $0.001 per Right, in whole but not in part, in certain circumstances. If the Rights do not become exercisable or are not redeemed by the Board, they will expire on May 28, 2001.

     The complete text of the Rights Plan was filed as an exhibit to the Company's Report on Form 8-K filed with the Commission on June 2, 1999.

     STRATEGIC OBJECTIVES

     Simultaneously with its announcement of the adoption of the Rights Plan, the Company also announced that it was consulting, with an investment banking firm to assist the Board of Directors in evaluating strategic alternatives designed to increase profitability and enhance stockholder value. While the Company has consulted with investment banks, it has thus far been unsuccessful in retaining an investment bank to advise it either because the Company is too small to interest an investment bank or because the Company has been unable to agree on the terms of engagement offered by the investment banks with whom it has thus far spoken. Among the alternatives the Company would consider are strategic acquisitions of businesses of product lines which would complement the Company's existing business lines and create economies of scale. The Company is also focusing on ways to expand its international business operations. The Board of Directors does not currently contemplate a sale of the Company and believes at the present time that a sale of the Company would be premature. However, the Board would, consistent with its fiduciary responsibilities, consider any transaction which it believes to be in the best interests of stockholders. As of the date hereof, the Company has not entered into any negotiations with potential acquisition or merger candidates.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     On August 14, 1998, the Board of Directors adopted a stock purchase plan pursuant to which directors, officers and employees of the Company were given the opportunity to purchase up to an aggregate of 1,000,000 restricted shares of Common Stock at a purchase price of $0.75 per share (the "Stock Purchase Plan"). On August 19, 1998, each of Messrs. Siwek, Smith, Figoff and Livingston (the "Purchasers") purchased 200,000 shares of Common Stock pursuant to the Stock Purchase Plan. The purchase price paid by each of the Purchasers was $150,000. Of the total purchase price paid by each of the Purchasers, $30,000 was paid in cash and $120,000 was paid by the execution and delivery of a three-year full recourse promissory note bearing interest at the rate of 5% per annum, payable in quarterly installments. The shares of stock purchased are pledged as collateral security for the full payment of the promissory note portion of the purchase price.


      Reuben M. Siwek, the Chairman of the Board of Directors of the Company, renders legal services to the Company. The Company incurred expenses of approximately $83,078, $66,250 and $62,033 during the fiscal years ended January 31, 1999, 1998 and 1997, respectively, for legal services rendered by Mr. Siwek.

                PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

      Rose, Snyder & Jacobs has acted as the independent auditors of the Company since November 1995, and has acted in such capacity in connection with the preparation of the Company's audited consolidated financial statements for the year ended January 31, 1999 and the report contained therein, which is included in the Company's Annual Report to Stockholders accompanying this Proxy Statement. As independent auditors for the Company, Rose, Snyder & Jacobs is responsible for auditing the accounts of the Company and providing other audit and accounting services to the Company in connection with filings with the Commission.

      In June 1999, the Board of Directors approved the appointment of Rose, Snyder & Jacobs as the Company's independent auditors for the year ending January 31, 2000. The stockholders are being asked to ratify the appointment of Rose, Snyder & Jacobs as independent auditors for the year ending January 31, 2000, and to authorize the Board of Directors to fix their remuneration. A representative of Rose, Snyder & Jacobs is expected to be present at the Annual Meeting and available to respond to appropriate questions. Such representative also will have the opportunity, if desired, to make a statement to the stockholders.

REQUIRED AFFIRMATIVE VOTE

      Ratification of the appointment of Rose, Snyder & Jacobs as independent auditors of the Company for the year ending January 31, 1999 requires the affirmative vote of holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The Board of Directors unanimously recommends that the stockholders vote FOR Proposal 2.

                                  LITIGATION
DELAWARE

      On May 3, 1999, Steel Partners commenced an action in the United States District Court for the District of Delaware against the Company and each member of its Board of Directors, entitled: STEEL

PARTNERS II, L.P. V. PUROFLOW INCORPORATED, MICHAEL H. FIGOFF, REUBEN M. SIWEK, TRACY KENT PUGMIRE AND ROBERT A. SMITH, Civil Action No. 99 271 (D. Del.).


      Steel Partners, which organized The Full Value Committee, alleges in its complaint that it beneficially owns approximately 16.6% of the Company's outstanding shares of Common Stock and that it is the largest stockholder of the Company. The complaint charges the defendants with filing false and misleading proxy materials for the purpose of soliciting votes for an annual meeting of the Company, which Steel Partners alleges was to be held June 29, 1999. The complaint also alleges that the shares sold to the Purchasers in August 1998, described above under "Certain Relationships and Related Transactions", were sold at a discount to the then market price of the stock, on terms that permitted payment to be made, in part, by the delivery of a promissory note and for the sole purpose of entrenching the Board of Directors. Steel Partners also alleges that the director defendants have formed a group to advance their personal interests and long-term benefits and, in violation of securities laws, have failed to report the formation and operation of such group in the manner required by law.


     The Company and the individual defendants filed an answer to the complaint on May 23, 1999. The defendants denied the material allegations of the complaint and asserted several affirmative defenses, including the defense that the proxy materials filed by the Company with the Securities and Exchange Commission (the "Commission") were never distributed to the Company's stockholders or otherwise used by the Company.

     On July 6, 1999, the Company and the individual defendants filed a motion for judgment on the pleadings seeking to dismiss Steel Partners' complaint. The grounds of the motion are, among other things, that the proxy materials which Steel Partners' alleges were false and misleading were only preliminary materials and were never distributed to the Company's stockholders or used to solicit proxies. Defendants' motion is also based on the failure by Steel Partners to allege sufficient facts to state a claim that the director defendants formed a "group" (within the meaning of Section 13(d) of the Exchange Act) to advance their own personal interests and long-term benefits and failed to report the formation and operation of such a group as required by federal securities laws. Furthermore, defendants' motion to dismiss Steel Partners' claim for breach of fiduciary duty is based upon the principle that, once the federal court has dismissed Steel Partners' federal law claims, any remaining state law claims should also be dismissed, and, as to any claim for corporate waste, Steel Partners has failed to comply with applicable law in bringing such a claim.

CALIFORNIA

      On June 4, 1999, the Company commenced an action in the Superior Court of the State of California for the County of Los Angeles against Steel Partners and each member of The Full Value Committee, entitled: PUROFLOW INCORPORATED V. WARREN G. LICHTENSTEIN, ROBERT FRANKFURT, JAMES BENENSON, JR., STEVEN WOLOSKY, THE FULL VALUE COMMITTEE, STEEL PARTNERS II, L.P. AND STEEL PARTNERS, L.L.C., Case No. LC049028.

     In its complaint, the Company charges the defendants with interfering with the Company's current and prospective relationships and the economic benefits arising therefrom by making false statements. These statements included a statement allegedly made by the defendants, through Mr. Lichtenstein, to a competitor of the Company that the defendants owned in excess of 55% of the Company's outstanding Common Stock and that the Company was for sale. It is alleged that these statements were intended to disrupt the Company's relationships with its lenders, current and potential customers and suppliers.

     On July 23, 1999, all of the defendants other than James Benenson, Jr. filed a demurrer to the Company's complaint. Mr. Benenson separately filed a motion to quash service of the summons and complaint served upon him by the Company for lack of personal jurisdiction. The defendants' demurrer was filed on the grounds that, according to the defendants, the Company's complaint fails to state facts sufficient to constitute a cause of action for intentional interference with prospective economic advantage.


     On August 27, 1999, the Company filed two memoranda of points and authorities in opposition to the defendants' demurrer and Mr. Benenson's motion to quash service of summons and complaint. In its memorandum in opposition to defendants' demurrer, the Company claims that under California law, it has adequately pled a cause of action for interference with prospective economic advantage because the defendants' conduct in attempting to disrupt the Company's economic relationships is wrongful under California law and because the Company's complaint adequately advises the defendants of the conduct for which they are being sued. The Company claims in its memorandum in opposition to Mr. Benenson's motion that, among other things, Mr. Benenson subjected himself to personal jurisdiction in California because he has purposefully sought to have himself elected to the Board of Directors of the Company, a California-based corporation, and because the Company's cause of action against him for interference with prospective economic advantage is related to and arises out of Mr. Benenson's attempt to become elected to the Company's Board of Directors. A hearing on the defendants' motions is scheduled for September 13, 1999.


                             STOCKHOLDER PROPOSALS

     Proposals submitted for consideration at any future meeting of stockholders must comply with Rule 14a-8 promulgated by the Commission pursuant to the Exchange Act. Stockholder proposals requested to be included in the Company's Proxy Statement for the 2000 Annual Meeting of Stockholders must be received by the Company at its principal executive offices, 16559 Saticoy Street, Van Nuys, California 91406 (Attn: Corporate Secretary), no later than January 13, 2000 to be included in the Company's Proxy Statement for the 2000 Annual Meeting. Proposals submitted for consideration at any future meeting of stockholders must comply with Rule 14a-8 promulgated by the Commission pursuant to the Exchange Act.

     On May 21, 1998, the Commission adopted an amendment to Rule 14a-4, as promulgated under the Exchange Act. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement (the "Notice Date"), then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

     The Company had not received any notice of a stockholder proposal through the Notice Date, March 28, 1999, for its 1999 Annual Meeting of Stockholders. Accordingly, if any stockholder makes a proposal for consideration and action by stockholders at the Annual Meeting, the Company will be permitted and intends to exercise its discretionary voting power with respect thereto as permitted by Rule 14a-4(c)(1).

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Company is aware that The Full Value Committee has furnished or will furnish stockholders of the Company with a proxy statement in connection with its solicitation of proxies for the election of its own slate of nominees to the Board of Directors. THE BOARD OPPOSES THE ELECTION OF THE NOMINEES PROPOSED BY THE FULL VALUE COMMITTEE.

     YOU ARE STRONGLY URGED NOT TO SIGN OR RETURN THE GOLD PROXY CARD SENT TO YOU BY THE FULL VALUE COMMITTEE. EVEN IF YOU HAVE ALREADY RETURNED THE FULL VALUE COMMITTEE'S GOLD PROXY CARD, YOUR BOARD URGES YOU TO SIGN, DATE

AND PROMPTLY MAIL THE COMPANY'S ENCLOSED WHITE PROXY CARD, SINCE ONLY YOUR LATEST DATED PROXY COUNTS.

     Other than as set forth above, the Board of Directors does not know of any other matters that are to be presented for consideration at the Annual Meeting. Should any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy or their substitutes will vote such proxy on behalf of the stockholders they represent in accordance with their best judgment.

                              SOLICITATION OF PROXIES

     Proxies are being solicited by and on behalf of the Board of Directors. The Company will bear the costs of preparing and mailing the proxy materials to its stockholders in connection with the Annual Meeting. The Company will solicit proxies by mail and the directors and certain officers and employees of the Company may solicit proxies personally or by telephone, facsimile or telegraph. These persons will receive no additional compensation for such services but will be reimbursed by the Company for reasonable out-of-pocket expenses. The Company also will request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and will reimburse them for reasonable out-of-pocket expenses related thereto.


     In addition, the Company has retained MacKenzie Partners, Inc. ("MacKenzie") as proxy solicitor to assist it in the solicitation of proxies for a fee of $50,000 (plus reimbursement of reasonable out-of-pocket expenses). It is anticipated that MacKenzie will use approximately 25 employees in its solicitation of proxies. The Company estimates that the total expenditures relating to the solicitation of proxies by the Board of Directors and its responses to The Full Value Committee will be approximately $375,000, of which approximately $275,086 has been expended to date.


                               ADDITIONAL INFORMATION

     The Company will make available to any stockholder, without charge, upon a written request therefor, copies of the Company's Annual Report on Form 10-KSB for the year ended January 31, 1999. Any such request should be directed to Puroflow Incorporated, 16559 Saticoy Street, Van Nuys, California 91406, Attention: Corporate Secretary.

     Pursuant to the requirements of the Exchange Act and the rules and regulations thereunder, the Company is required to disclose the following summary of additional information with respect to the following directors and nominees for election as directors of the Company (the "Participants").

1.   NAMES AND BUSINESS ADDRESSES OF THE PARTICIPANTS.

     Reuben M. Siwek                       Robert A. Smith
     c/o Puroflow Incorporated             c/o Puroflow Incorporated
     16559 Saticoy Street                  16559 Saticoy Street
     Van Nuys, California  91406           Van Nuys, California  91406

     Michael H. Figoff                     Dr. Tracy Kent Pugmire
     c/o Puroflow Incorporated             c/o Puroflow Incorporated
     16559 Saticoy Street                  16559 Saticoy Street
     Van Nuys, California  91406           Van Nuys, California  91406

     Except as disclosed in this Proxy Statement, none of the above named persons or any associates of such person has any contract, arrangement or understanding with any person with respect to: (i) any securities of the Company (or any securities of any parent or subsidiary of the Company);
(ii) any future employment by the Company or its affiliates; or (iii) any future transaction to which the Company or any of its affiliates will or may be a party. Except as disclosed in this Proxy Statement, none of such persons or any associate of such persons or any member of the immediate family of any such associate has any direct or indirect material interest in any transaction or series of transactions since January 31, 1997, or any currently proposed transaction to which the Company or any of its subsidiaries is or will be a party and which exceeds $60,000 in amount.

2.   TRANSACTIONS IN THE COMPANY'S SECURITIES WITHIN THE PAST TWO YEARS.

     The following table sets forth information with respect to the Participants who made purchases or sales of shares of Common Stock of the Company during the past two years. Except as indicated, no part of the purchase price of any such shares is represented by borrowed funds.


PARTICIPANT                     DATE              TRANSACTION        NO. OF SHARES
-----------                     ----              -----------        -------------
Reuben M. Siwek                8/19/98             Purchase            200,000*
                               2/25/99             Purchase             10,000
                                2/3/99             Purchase             10,000
                               12/1/98             Purchase             12,500
                               8/19/98             Purchase             10,000
                               5/27/98             Purchase             10,000
                               4/24/98             Purchase             10,000
                               3/26/98             Purchase             10,000
                                3/3/98             Purchase             10,000
                               1/26/98             Purchase             10,000

Michael H. Figoff               1/7/99             Purchase            100,000
                               8/19/98             Purchase            200,000*

Robert A. Smith                8/19/98             Purchase            200,000*
                               7/31/98             Purchase             10,000
                                7/6/98               Sale                4,000

Dr. Tracy Kent Pugmire         4/30/99             Purchase             12,000
                               4/30/99             Purchase              9,000
                               5/19/99               Sale                5,500
                               5/19/99               Sale                4,755
                               5/11/99               Sale                5,000



* For a description of these transactions, see "Certain Relationships and Related Transactions."

                                       FOR THE BOARD OF DIRECTORS


                                       SANDY YOSHISATO
                                       CORPORATE SECRETARY

Van Nuys, California
September 3, 1999

--------------------------------------------------------------------------------

     If you have any questions or need assistance in voting your shares or changing your vote, please contact:


                                   MACKENZIE
                                 PARTNERS, INC.
                               156 Fifth Avenue
                           New York, New York 10010
                         (212)929-5500 (Call Collect)
                                     or
                        CALL TOLL FREE (800) 322-2885

--------------------------------------------------------------------------------

                                     PROXY
                             PUROFLOW INCORPORATED

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 13, 1999

The undersigned, revoking all other proxies previously given, hereby appoints Michael H. Figoff and Reuben M. Siwek, and each of them individually (with full power to act without the other and with power to appoint his substitute), as the undersigned's proxies to represent and to vote all of the shares of Common Stock of PUROFLOW INCORPORATED, a Delaware corporation (the "Company"), held of record by the undersigned on August 30, 1999, at the Annual Meeting of Stockholders to be held on October 13, 1999 at 10:00 a.m., local time, at the offices of the Company, 16559 Saticoy Street, Van Nuys, California 91406, and at any and all adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, THE PROXIES WILL VOTE ON THESE MATTERS AS THE PROXIES NAMED HEREIN MAY DETERMINE IN THEIR SOLE DISCRETION.

PROPOSAL 1.  Election of Directors

    MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

                                                / /  FOR all nominees (The
nominees are Reuben M. Siwek, Michael H. Figoff, Robert A. Smith and Dr. Tracy Kent Pugmire)

                                                / /  WITHHOLD AUTHORITY to vote
for all nominees

                                                / /  FOR all nominees except as
listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line set forth below.)

--------------------------------------------------------------------------------

PROPOSAL 2.  Proposal to ratify the appointment of Rose, Snyder & Jacobs as independent auditors of the Company for the year ending January 31, 2000, and to authorize the Board of Directors to fix their remuneration.

            / /  FOR           / /  AGAINST           / /  ABSTAINING

--------------------------------------------------------------------------------

If any amendments or variations to the matters referred to above or to any other matters identified in the Notice of Annual Meeting are proposed at the Annual Meeting or any adjournments thereof, or if any other matters which are not now known to management should properly come before the Annual Meeting or any adjournments thereof, this Proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated September 3, 1999, the Proxy Statement of the Company, dated September 3, 1999, the accompanying form of Proxy and the Company's Annual Report to Stockholders for the year ended January 31, 1999, each of which is enclosed herewith.

The undersigned hereby revokes any proxy to vote shares of Common Stock of the Company heretofore delivered by the undersigned in connection with the Annual Meeting.
                                           Dated _______________________________
                                           _____________________________________

                                                         Signature
                                           _____________________________________

                                                Signature, if held jointly
                                           _____________________________________

                                                   Title (if applicable)

                                           Please date, sign exactly as your
                                           name appears on this Proxy and
                                           promptly return in the enclosed
                                           envelope. In the case of joint
                                           ownership, each joint owner must
                                           sign. When signing as guardian,
                                           executor, administrator, attorney,
                                           trustee, custodian, or in any other
                                           similar capacity, please give your
                                           full title. In the case of a
                                           corporation, sign in full corporate
                                           name by president or other authorized
                                           officer, giving title, and affix
                                           corporate seal. If a partnership,
                                           sign in partnership name by an
                                           authorized person.